UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 8, 2007

TeamStaff, Inc.

(Exact name of registrant as specified in its charter)

New Jersey

(State or other jurisdiction of incorporation or organization)

0-18492 (Commission File Number)	22-1899798 (I.R.S. Employer Identification No.)

1 Executive Drive
Somerset, NJ 08873
(Address and zip code of principal executive offices)

(877) 523-9897
(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2007, the Board of Directors TeamStaff, Inc. approved an amendment to the TeamStaff Bylaws. The Bylaw amendment amends Article II, Section 2.1 of the Bylaws by adding new Section 2.1.1 to authorize the company to issue shares of stock without certificates in accordance with the New Jersey Business Corporation Act. The amendment to the Bylaws is effective immediately.

The revisions were made to comply with The Nasdaq Stock Market requirement regarding direct registration eligibility. The text of new Section 2.1.1 is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Title or Description
3.1	Amendment to TeamStaff Bylaws effective November 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.

By: /s/ Rick Filippelli

Name: Rick Filippelli

Title: President and Chief Executive Officer

Date: November 12, 2007

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to TeamStaff Bylaws effective November 8, 2007